Investor Presentation

January 2012
EXHIBIT 99.1

Forward-Looking Statements
Except for historical information contained herein, the statements, charts and graphs in this presentation are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of Pioneer are subject to a number of risks and uncertainties that may cause
Pioneer's actual results in future periods to differ materially from the forward-looking statements.
These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services and personnel required to complete the Company's operating activities, access to and availability of transportation, processing and refining facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility and derivative contracts and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves and resource potential and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, international operations and acts of war or terrorism. These and other risks are described in Pioneer's 10-K and 10-Q Reports and other filings with the
Securities and Exchange Commission. In addition, Pioneer may be subject to currently unforeseen risks that may have a materially adverse impact on it. Pioneer undertakes no duty to publicly update these statements except as required by law.
Please see the appendix slides included in this presentation for other important information.

▪ 2012 drilling program focused in four liquids-rich plays with substantial resource potential
 – Spraberry Vertical
 – Wolfcamp Shale Horizontal
 – Eagle Ford Shale
 – Barnett Shale Combo
▪ Forecasting 18+% compound annual production growth and ~30%
 compound annual operating cash flow growth through 20141
▪ Vertical integration substantially improving returns
▪ Attractive derivative positions protect margins; 85% coverage for oil and 80% coverage for gas in 2012
▪ Strong financial position
Investment Highlights
1) Commodity prices of $90/bbl and $5/mcf

PIONEER
NATURAL RESOURCES

225
200
196
162
122
80
71
65
55
53
49
44
37
35
23
20
Spraberry - Permian
Eagle Ford
Bakken
Marcellus
Haynesville
Delaware Basin - Permian
Uinta-Piceance
Barnett (Includes Combo Play)
Other Permian
Arkoma
DJ Basin
Green River Overthrust
Fayetteville
Central BP - Permian
Yeso/Lower abo - Permian
Other Midland Basin - Permian

4

Pioneer is a Leader in the Two Most Active U.S. Plays
U.S. Rig Activity1
1) Source: ISI Group, Inc.
Pioneer Growth Areas

PIONEER
NATURAL RESOURCES

S. Africa
U.S.
111
119
20+% (22+% U.S.)
18+% CAGR
2010
Q1
Q2
Q3
Q4E
2011
2012E
2013E
2014E

Targeting 18+% Compound Annual Production Growth For 2011 - 2014
MBOEPD
109
1) Reflects Tunisia as discontinued operations
2) 2011 annual production reduced by an estimated 3,500 BOEPD - 4,000 BOEPD due to severe weather and delayed delivery of frac fleets in Q1, Spraberry oil transport truck shortfall in Q2, third-party water injection supply shortages in Alaska and unplanned South Africa GTL plant downtime in 2H
1
1
128
136 - 141
44%
Liquids
60%
Liquids
52%
Liquids
Up ~15% vs. 2010
Excludes impact from planned expansion of
horizontal Wolfcamp Shale drilling
2

Oil	2012	2013	2014	2015
Swaps - WTI (BPD)	3,000	3,000	-	-
NYMEX WTI Price ($/BBL)	$ 79.32	$ 81.02	-	-
Collars - (BPD)	2,000	-	-	-
NYMEX Call Price ($/BBL)	$ 127.00	-	-	-
NYMEX Put Price ($/BBL)	$ 90.00	-	-	-
Three Way Collars - (BPD)1	41,000	39,000	17,000	-
NYMEX Call Price ($/BBL)	$ 118.50	$ 118.96	$122.92	-
NYMEX Put Price ($/BBL)	$ 82.32	$ 85.08	$88.53	-
NYMEX Short Put Price ($/BBL)	$ 66.46	$ 67.00	$ 71.47	-
% Total Oil Production	~85%	~60%	~25%	-

Natural Gas Liquids	2012	2013	2014	2015
Swaps - (BPD)	750	-	-	-
Blended Index Price ($/BBL)2	$ 35.03	-	-	-
Collars - (BPD)	-	-	-	-
NYMEX Call Price ($/BBL)	-	-	-	-
NYMEX Put Price ($/BBL)	-	-	-	-
Three Way Collars - (BPD)1	3,000	-	-	-
NYMEX Call Price ($/BBL)	$ 79.99	-	-	-
NYMEX Put Price ($/BBL)	$ 67.70	-	-	-
NYMEX Short Put Price ($/BBL)	$ 55.76	-	-	-
% Total NGL Production	~15%	-	-	-

% Total Liquids	~65%	~35%	~15%	-
PXD Open Commodity Derivative Positions as of 1/4/2012 (includes PSE)
1) When NYMEX price is above Call price, PXD receives Call price. When NYMEX price is between Put price and Call price, PXD receives NYMEX price. When NYMEX price is between the Put price and the Short Put price, PXD receives Put price. When NYMEX price is below the Short Put price, PXD receives NYMEX price plus the difference between the Short Put price and Put price
2) Represents weighted average index price of each NGL component price per barrel

Gas	2012	2013	2014	2015
Swaps - (MMBTUPD)	105,000	67,500	50,000	-
NYMEX Price ($/MMBTU)1	$ 5.82	$ 6.11	$6.05	-
Collars - (MMBTUPD)	65,000	150,000	140,000	50,000
NYMEX Call Price ($/MMBTU)1	$ 6.60	$ 6.25	$ 6.44	$ 7.92
NYMEX Put Price ($/MMBTU)1	$ 5.00	$ 5.00	$ 5.00	$ 5.00
Three Way Collars - (MMBTUPD)1,2	170,000	45,000	60,000	30,000
NYMEX Call Price ($/MMBTU)	$ 7.92	$ 7.49	$ 7.80	$ 7.11
NYMEX Put Price ($/MMBTU)	$ 6.07	$ 6.00	$ 5.83	$ 5.00
NYMEX Short Put Price ($/MMBTU)	$ 4.50	$ 4.50	$ 4.42	$ 4.00
% U.S. Gas Production	~80%	~55%	~45%	~15%
PXD Open Commodity Derivative Positions as of 1/4/2012 (includes PSE)
1) Represents the NYMEX Henry Hub index price or approximate NYMEX price based on historical differentials to the index price at the time the derivative was entered into
2) When NYMEX price is above Call price, PXD receives Call price. When NYMEX price is between Put price and Call price, PXD receives NYMEX price. When NYMEX price is between the Put price and the Short Put price, PXD receives Put price. When NYMEX price is below the Short Put price, PXD receives NYMEX price plus the difference between Short Put price and Put price
Gas Basis Swaps	2012	2013	2014	2015
Spraberry (MMBTUPD)	32,500	52,500	45,000	-
Price Differential ($/MMBTU)	$ (0.38)	$ (0.23)	$ (0.27)	-
Mid-Continent (MMBTUPD)	50,000	30,000	30,000	-
Price Differential ($/MMBTU)	$ (0.53)	$ (0.38)	$ (0.27)	-
Gulf Coast (MMBTUPD)	53,500	60,000	40,000	-
Price Differential ($/MMBTU)	$ (0.15)	$ (0.14)	$ (0.16)	-

Liquidity Position (09/30/11 Pro Forma)1
Net debt (net of cash balance of $695 MM): $1.9 B
Unsecured Senior Credit Facility availability: $1.2 B
Net Debt-to-Book Capitalization: 25%
1) Includes net proceeds from November equity offering of $484 MM; excludes $97 MM of borrowings under PSE’s $300 MM Credit Facility that matures in May 2013
2) Excludes net discounts and deferred hedge losses of ~$80 MM
3) Convertible senior notes due 2038, with first put/call in 2013
4) Excludes ~$65 MM of outstanding letters of credit on Senior Credit Facility
Maturities and Balances2
Unsecured Senior Credit Facility matures in 2016
No bond maturities until 2013
Investment Grade Rated by Standard & Poor’s
2011
2012
2016
$250 MM
7.20%
2017
$455 MM
5.875%
2028
$450 MM
6.875%
$0 MM4 of
$1.25 B Unsecured Senior Credit Facility
2018
$485 MM
6.65%
2013
$480 MM3
2.875%
$450 MM
7.50%
2020

PIONEER
NATURAL RESOURCES

1
5
10
11
13
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

Average Lateral Length (Feet)
(EOG, Approach, El Paso, Pioneer)
3,600
4,700
5,900
6,500
7,400
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

3
9
17
22
27
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

300
700
1,200
Q1 2011
Q2 2011
Q3 2011

Increasing industry drilling activity and improving well results suggest the horizontal Wolfcamp Shale play could become one of the most active U.S. plays

9

Industry Increasing Horizontal Wolfcamp Shale Activity
Average Drilling Rigs
(All Companies)
Average 24-hr Peak IPs (BOEPD)
(EOG, Approach, El Paso, Pioneer)
21 rigs currently
Horizontal Wells Drilled
(All Companies)

PIONEER
NATURAL RESOURCES

GR
0
GAPI
250
RDEEP
0.2
OHMM
2000
8500
9000
9500
10000
10500
Target Zone
~800 ft Pay Zone

▪ XBC Giddings Estate 2041H
 − First horizontal Wolfcamp Shale well in Upton County
 − 24-hour IP rate of 854 BOEPD1
 (686 BOPD + 102 BNGLPD + 395 MCFD)
 − Peak 30-day average natural flow rate of 643 BOEPD1
 (519 BOPD + 75 BNGLPD + 290 MCFD)
 − 5,800 foot lateral with 30-stage completion
 − Landed lateral between Upper and Middle Wolfcamp
 Shale intervals
▪ Microseismic analysis of XBC Giddings Estate
 2041H completion showed successful
 stimulation
 − Successfully fractured entire 800 foot thick target zone
Dean
Lower
Spraberry
Shale
Upper
Wolfcamp
Shale
Lower
Wolfcamp
Shale
Strawn
Middle
Wolfcamp
Shale
Jo Mill
PXD’s Successful Horizontal Wolfcamp Shale Well

1) NGL volumes estimated with an average NGL yield of 140 BBL/MMCF and 46% shrink

PIONEER
NATURAL RESOURCES

REAGAN
UPTON
~60 miles
0 2.5 5
Miles

11

PXD’s Acreage Has Significant Horizontal Wolfcamp Shale Potential
▪ PXD and industry well results
 coupled with PXD geologic
 interpretation suggest significant
 horizontal Wolfcamp Shale
 potential within PXD’s acreage
 − >400,000 acres potentially prospective
 for horizontal Wolfcamp Shale within
 PXD’s acreage
 − Petrophysical and core analysis shows
 substantial oil in place
 • 50 - 100 MMBO/section
 − PXD currently focused on >200,000
 acres in the southern part of the field
 − PXD has not been drilling vertical
 Spraberry wells in this area due to
 marginal returns
IRION
CROCKETT
STERLING
PXD Acreage
Competitor Horizontal Acreage
Spraberry Field
Competitor Horizontal
PXD Giddings Estate 2041H: 854 BOEPD IP
Industry 700+ BOEPD IPS
Main Industry Activity

1,000+ BOEPD IPs

Recent Industry
700+ BOEPD
IPs
Expect horizontal Wolfcamp Shale to be PXD’s
4th liquids-rich, high-return growth asset in Texas

PIONEER
NATURAL RESOURCES

STERLING
REAGAN
UPTON
IRION
CROCKETT
0 2.5 5
Miles

PXD’s Horizontal Wolfcamp Shale Drilling Metrics & Plan

Drilling Metrics
▪ Total vertical well depth: 9,000 ft - 10,000 ft
▪ Well design: 7,000+ ft lateral, 30+ stages
▪ Wells / rig / year: 8
▪ EUR per well: 350 - 500 MBOE1
▪ Planned spacing: 140 acres
▪ Blended well cost:
 − Science well: $8 MM - $9 MM
 − Development well: $6 MM - $7 MM
▪ Expect IRRs similar to Spraberry vertical wells
2012 - 2013 Drilling Plan
▪ Expect to drill ~80 wells by YE 2013 to hold
 expiring acreage (~50,000 acres)
 ▪ Increasing from 1 rig to 3 rigs in Q1; expect
 to ramp up to 7 rigs by year end
 − Currently flowing second well in Upton County
 • ~6,000 foot lateral with 30-stage completion
 − Third and fourth wells will test longer laterals in
 southern Reagan County
 ▪ Acquiring 260 sq. mi. 3-D seismic in Q1
PXD Acreage
PXD Initial Drilling Areas
Competitor Horizontal
Acreage
Spraberry Field
1) Pioneer and offset operator data

PIONEER
NATURAL RESOURCES

Spraberry Field Gross Production by Operator (MBOED)[1]
47
26
19
15
8
8
5
5
4
4
Pioneer
Endeavor
Concho
Apache
Summit
Laredo
SM Energy
Fasken
JM Cox
Patriot

ANDREWS
MARTIN
HOWARD
MITCHELL
MIDLAND
ECTOR
MIDLAND
GLASSCOCK
STERLING
CRANE
UPTON
REAGAN
IRION
0
25
50
Miles

PXD - Largest Spraberry Acreage Holder, Driller and Producer
PXD Acreage
(~900,000 Acres;
~75% HBP)
>20,000 Vertical Drilling Locations
(Central and Northern Parts of Field)

Spraberry Field
 ▪ 2011 average Lower Wolfcamp blended
 vertical well cost: $1.5 - $1.6 MM
 ▪ Before tax IRR: ~40%2
 − Reflects 140 MBOE type curve for 40-acre
 Lower Wolfcamp vertical well
 − Drilling deeper to Strawn, Atoka and
 Mississippian intervals enhances IRR
1) Based on 2010 data from Railroad Commission of Texas
2) Commodity prices of $90/bbl and $5/mcf

Gross Production Per Well (BOEPD)
90
80
70
60
50
40
30
20
10
-
0
12
24
36
48
60

14

140 MBOE Spraberry 40-Acre Vertical Well Type Curve
Month
Strawn / Atoka / Mississippian Potential Not Included
140 MBOE
Spraberry/Dean/Full
Wolfcamp
(70% oil, 20% NGLs, 10% gas)
110 MBOE
Spraberry/Dean/Upper Wolfcamp
(70% oil, 20% NGLs, 10% gas)
Deeper drilling in Spraberry increasing EURs

PIONEER
NATURAL RESOURCES

~6,000 ft
Clear-fork
Upper Spraberry
Lower Spraberry
Wolfcamp
~10,000 ft
Strawn
~11,000 ft
Atoka or Miss

Limestone Pay

Deeper Vertical Drilling in Spraberry Increasing EURs (Intervals Below Wolfcamp)

Dean
Sandstone Pay
Non-Organic Shale Non-Pay
Organic Rich Shale Pay
	Wells Completed Through Q3	Incremental Cost	Single-Zone Peak Rate	Potential Incremental EUR	Prospective PXD Acreage
Strawn	113	$60 M	70 BOEPD	20 - 40 MBOE	40%
Atoka	3	$300 M - $350 M	150 BOEPD	50 - 70 MBOE	25% - 50%
Mississippian	2	$300 M - $350 M	105 BOEPD	15 - 30 MBOE	10% - 20%
Potential to add up to 110 MBOE to EUR from deeper drilling
Current Spraberry 40-acre type curve EUR including Lower Wolfcamp: 140 MBOE
Deeper Drilling Potential
	Q3 2011 Results1	2012 Drilling Program
Strawn	25+% increase in cumulative production during first 10 months compared to offset Lower Wolfcamp wells	Complete in 25% of wells
Atoka	1 zonal test of 127 BOEPD	15% - 20% of program
Mississippian	1 zonal test of 92 BOEPD	~10% of program
Q3 2011 Deeper Drilling Results
1) Q4 2011 results to be discussed in Q4 earnings release

PIONEER
NATURAL RESOURCES

BOPD
600
500
400
300
200
100
0
Aug 2010
Aug 2011
Aug 2012
Aug 2013

16

Early Results of Spraberry Waterflood Encouraging
Upper
Spraberry Base
Production
(110 wells)
Upper
Spraberry Base
Production
Forecast
▪ Production wedge building as
 additional wells respond to waterflood
▪ Early results support reserve adds
Waterflood has increased cumulative Upper Spraberry production >10% within project area compared to base production decline; further increase expected
▪ 7,000-acre project in Spraberry
▪ 12 injectors and 110 producers
▪ Injecting 4,100 BWPD
▪ $6 - $7 MM capital cost
▪ LOE savings from water handling
Water injection
begins

Spraberry 20-Acre Vertical Well Update

20-Acre Drilling (~13,000 locations)
▪ Drilled 11 wells through Q3 2011; 6 on
 production
▪ Capturing pay from Lower Wolfcamp, Strawn
 and shale/silt intervals
▪ Results to date indicate production
 outperforming previous 110 MBOE type curve
 for a 40-acre Spraberry/Dean well
▪ Targeting 30 - 50 wells in 2012
Spraberry Drilling Rig

PIONEER
NATURAL RESOURCES

34
40
41
2010
Q1
Q2
Q3
Q4E
2012E
2013E
2014E

Continuing to Successfully Grow Spraberry Production

Spraberry Net Production1
(MBOEPD)
54 - 59
68 - 74
1) Includes expiration of VPP commitments (3 MBOEPD @ YE 2010 and 4 MBOEPD @ YE 2012)
47
2011E
(expect to be towards high end
of 43 - 46 MBOEPD FY guidance)
77 - 84
51 - 53
Excludes potential contributions from deeper
 intervals below Lower Wolfcamp in vertical
wells and impacts from expected expansion
of horizontal Wolfcamp Shale drilling

PIONEER
NATURAL RESOURCES

Oklahoma City
Albuquerque
OKLAHOMA
Dallas
TEXAS
Houston
Chihuahua
Comal Co.
Guadalupe Co.
Fayette Co.
Bexar Co.
Gonzales Co.
Lavaca Co.
Wilson Co.
DeWitt Co.
Atascosa Co.
Karnes Co.
Zavala Co.
Frio Co.
Victoria Co.
Goliad Co.
Dimmit Co.
McMullen Co.
Bee Co.
Refugio Co.
Condensate Window
Dry Gas Window
Aransas Co.
San Patricio Co.
Webb Co.
Jim Wells Co.
Duval Co.
Nueces Co.

Eagle Ford Shale: A Burgeoning Liquids-Rich Shale Play

▪ Gross resource potential of play: ~25 BBOE (~150 TCFE)1
▪ Estimated Gross Production of ~3.5 MMBOEPD by 20202
▪ ~200 rigs currently running in the play
Oil Window
Map source: PXD
1) Source: Tudor, Pickering, Holt & Co.
2) Source: FBR
PXD Acreage Area

PIONEER
NATURAL RESOURCES

GONZALES
DEWITT
KARNES
ATASCOSA
GOLIAD
MCMULLEN
BEE
LIVE OAK
REFUGIO
0 2.5 5 10 Miles
CGP Completed (8)
JV Acreage

20

Eagle Ford Shale Operational Update
▪ Running 12 rigs
 − Current gross well cost: $7 MM - $8 MM
 − Before tax IRRs1: ~80% for rich condensate and ~60% for lean condensate
 (excludes carry benefit)
 ▪ Average lateral length ~5,500 feet with 13-stage completion
 ▪ Using white sand proppant in shallower areas (~30% of program)
 − 20 wells stimulated using white sand; early well performance similar to direct offset ceramic-stimulated wells
 − Reduces frac cost by ~$700 M
 ▪ 8 CGPs on line; 3 additional planned for 2012
 ▪ Oil prices improving relative to WTI
1) Commodity prices of $90/bbl and $5/mcf

Strong Eagle Ford Shale Well Performance Continued in Q3[1]

PIONEER
NATURAL RESOURCES

Texas
GONZALES
DEWITT
KARNES
ATASCOSA
MCMULLEN
LIVE OAK
REFUGIO
0 2.5 5 10 Miles

Dewitt County

	BOPD	BNGLPD	MMCFPD
Schorlemer 1H	938	619	4.7
Boldt 1H	901	617	4.7
Schroeder 1H	957	643	4.9
Kleine 1H	639	653	5.7
Straube 1H	1,020	675	5.1
Matejek 1H	1,554	623	3.9
Barrow 1H	797	695	4.8
Warling 1H	1,290	671	4.6

1) 24-hour restricted flow tests at 16/64th choke; NGL volumes estimated with an average NGL yield of 120 BBL/MMCF and 16% shrink
Karnes County
        BOPD       BNGLPD    MMCFPD
Ridley 1H              391     571   3.6
Ridley Farms 1H   880     768      6.4
Live Oak County
           BOPD  BNGLPD  MMCFPD
Jack Meeks 2H   785    190    1.0
HT Chapman 3H    1,011   362    2.2
Three Sisters 3H   813   332    2.1

PIONEER
NATURAL RESOURCES

Lean Condensate
45% of Acreage
(60 BBL/MMSCF)

Rich Condensate
35% of Acreage
(200 BBL/MMSCF)

Dry Gas
20% of Acreage

Eagle Ford Shale Resource Breakdown
30%
NGL*
50%
Gas
20%
Condensate
20%
NGL*
30%
Gas
100%
Gas
50%
Condensate
*NGLs are 50% ethane, 25% propane, 15% butanes and 10% heavier liquids
~
~
~

PIONEER
NATURAL RESOURCES

2
8
2010
Q1
Q2
Q3
Q4E
2012E
2013E
2014E

Successfully Growing Eagle Ford Shale Production

Eagle Ford Net Production1
(MBOEPD)
26 - 30
40 - 45
5
14
2011E
(expect to be within 12 - 15 MBOEPD FY guidance)
54 - 60
20 - 23
1) Reflects Pioneer’s ~33% share of total gross production

PIONEER
NATURAL RESOURCES

Carrington 1H 136 94 0.6
Sunset
Wise County
Rosston
Decatur
Current PXD Operations Area

Strong Barnett Shale Combo Well Performance Continued in Q31,2

 BOPD BNGLPD MMCFPD
 BOPD BNGLPD MMCFPD
Moninger 1H 327 16 0.1
 BOPD BNGLPD MMCFPD
Steadham A1H 261 122 0.8
 BOPD BNGLPD MMCFPD
Morrison 2H 95 149 0.9
 BOPD BNGLPD MMCFPD
Proctor 2H 318 17 0.1
1) 7-day IPs
2) NGL volumes estimated with an average NGL yield of 110 BBL/MMCF and 30% shrink
3) Commodity prices of $90/bbl and $5/mcf
▪ Current acreage: ~76 M net acres
 — >700 drilling locations
▪ Running 2 rigs
 — Gross well cost: ~$3 MM
 — Gross EUR: ~320 MBOE
 — Est. Resource: 42% gas, 42% NGLs, 16% oil
 — Before tax IRR: ~40%3
 ▪ Lateral length: 3,500 ft - 6,500 ft
 BOPD BNGLPD MMCFPD
Greenroy 1H 289 106 1.0
Greenroy 3H 282 119 0.8
 BOPD BNGLPD MMCFPD
Alvord 1H 249 109 0.7
Alvord 2H 277 66 0.4
Miles
5
10
0
 BOPD BNGLPD MMCFPD
I. Lynch 3H 87 148 1.0
Montague County
Wise County

Successfully Growing Barnett Shale Combo Production

Barnett Shale Net Production1
(MBOEPD)
9 - 12
18 - 22
2
2011E
(expect to be within 4 - 5
MBOEPD FY guidance)
3
1) 2010 production reflects legacy Barnett Shale gas production; production growth in 2011 - 2014 driven by Barnett Shale Combo development
4
26 - 31
5 - 7

PIONEER
NATURAL RESOURCES

PIONEER
NATURAL RESOURCES

Pioneer’s Vertical Integration Improves Returns and Enhances Execution
Eagle Ford Shale
 2 frac fleets
 1 coiled tubing units
 (adding 2nd unit Q2 2012)
Spraberry
 5 frac fleets (~20,000 HP each)
 (adding 70,000 HP by mid-2012)
 15 drilling rigs
 Other service equipment1
Year-End 2011
Total Vertical Integration Investment: $440 MM2
Total Frac Horsepower: 225 M
1) Includes pulling units, frac tanks, hot oilers, water trucks, blowout preventers, construction equipment and fishing tools
2) Includes spending in 2011 for additional frac fleets to be delivered mid-2012
Barnett Shale Combo
 1 frac fleet
 1 coiled tubing unit

 Spraberry Eagle Ford Shale Barnett Shale Combo
Frac Fleets

 Current (225,000 HP) 5 2 1
 % of Total Wells Fraced ~70% ~65% ~100%

 Fracs/Fleet/Year ~115 ~55 ~60
 Savings Per Frac1 $0.35 MM $1.70 MM $0.75 MM
 Annual Savings2,3 $200 MM $185 MM $45 MM
Rigs and Other Services4
 Annual Savings1 $30 MM - -

Total Annualized Cash Savings
At Year-End 2011 Run Rate $230 MM $185 MM $45 MM
Vertical Integration Significantly Reduces Well Costs

1) Generally reflects current savings vs. longer-term contract rates
2) Excludes savings from frac fleets scheduled for delivery in mid-2012
3) Includes direct savings to PXD and charges to third-parties
4) Includes 15 rigs and other service equipment including pulling units, frac tanks, hot oilers, water trucks, blowout preventers, construction equipment and fishing tools
5) Includes spending in 2011 for additional frac fleets to be delivered mid-2012
Total Year-End 2011 Vertical Integration Investment: $440 MM5
Total PXD Annualized Year-End 2011 Cash Savings: $460 MM
Additional 70,000 HP frac capacity scheduled for delivery by mid-2012

Why Invest In PXD?
Significant Upside Potential From:
▪Oil exposure with large drilling inventory
▪Aggressive Spraberry & Eagle Ford Shale drilling program
▪Extensive horizontal Wolfcamp Shale potential
▪18+% compound annual production growth for 2011 - 2014
▪~30% compound annual operating cash flow growth for 2011 - 2014
▪Strong returns from vertical integration
▪Margin protection from attractive derivatives
▪Strong balance sheet

Appendix

Pioneer Operations
North Slope
South Africa
Eagle Ford Shale
West Panhandle
Raton
Hugoton
Spraberry Vertical
Barnett Shale Combo
Operating Areas
Note: 2010 metrics include Tunisia assets sold Q1 2011; operating cash flow includes $0.4 B attributable to deepwater GOM refunds, insurance recoveries and Tunisia operations.
Horizontal Wolfcamp Shale

November Equity Offering Summary
▪ PXD believes it is the largest holder of prospective acreage in the horizontal Wolfcamp
 Shale play in West Texas with >400 M acres under lease (75% HBP)
 − Initial focus will be on >200 M acres in the southern portion of the Spraberry field
▪ Equity offering of 5.5 MM shares with net proceeds of $484 MM will allow Pioneer to expand drilling in the horizontal Wolfcamp Shale play in 2012-2013 while continuing to:
 − Actively develop its 3 high-return, liquids-rich growth assets in Texas
 − Maintain its strong balance sheet
▪ Expanded horizontal Wolfcamp Shale drilling program in 2012 - 2013 includes:
 − Holding ~50 M strategic acres expiring over the next 2 years within >200 M acre initial focus area (~80 wells required to hold this acreage)
 − Adding infrastructure and bolt-on acreage
▪ Horizontal Wolfcamp Shale wells expected to deliver similar IRRs to Spraberry vertical wells

PIONEER
NATURAL RESOURCES

Colville
River Delta
Colville River

Alaska - Oooguruk
▪ 1-rig drilling program continues
 targeting Kuparuk and Nuiqsut
 intervals
▪ Second rig to test Torok zone and a
 deeper Ivishak zone (main
 producing zone in Prudhoe Bay)
 during current winter drilling
 season
Torok
Wells
Island Drill
Site
Initial
Development
Area
PXD Acreage
Torok
Area
Torok
Onshore Drill
Site
Ivishak Drill Site
Ivishak Area

PIONEER
NATURAL RESOURCES

[redacted]

[redacted]

[redacted]

Production (MBOEPD)1
	Q3 ’10	Q4 ’10	Q1 ’11	Q2 ’11	Q3 ’11
Spraberry	35	38	40	41	47
Raton	28	28	27	27	27
Eagle Ford Shale	1	2	5	8	14
South Texas	9	9	8	8	8
Mid-Continent	21	20	182	212	19
Barnett	2	2	2	3	4
Alaska	7	6	5	5	4
Other U.S.	1	1	2	1	1
Total N. America	104	106	107	114	124
S. Africa	6	5	4	5	4
Total	110	111	111	119	128
1) All periods presented have been restated to exclude discontinued operations
2) ~1 MBPD of NGLs inventoried in Q1 due to third-party fractionator downtime and sold in Q2

PIONEER NATURAL RESOURCES

PXD Production by Area

		Q3 '10	Q4 '10	Q1 '11	Q2 '11	Q3 '11
Spraberry	Oil (BOPD)	17,257	20,589	23,512	22,950	28,756
	NGL (BOEPD)	10,857	10,341	9,735	10,714	10,513
	Gas (MCFD)	39,127	40,162	39,981	43,085	43,780
	Total (BOEPD)	**34,635**	**37,624**	**39,911**	**40,845**	**46,566**
Raton	Oil (BOPD)	-	-	-	-	-
	NGL (BOEPD)	-	-	-	-	-
	Gas (MCFD)	169,229	168,814	162,036	161,610	160,784
	Total (BOEPD)	**28,205**	**28,136**	**27,006**	**26,935**	**26,797**
Eagle Ford	Oil (BOPD)	336	566	1,741	3,059	5,107
	NGL (BOEPD)	213	435	1,348	1,645	3,636
	Gas (MCFD)	3,884	6,511	14,099	20,405	31,711
	Total (BOEPD)	**1,196**	**2,086**	**5,439**	**8,105**	**14,028**
South Texas	Oil (BOPD)	53	53	100	112	78
	NGL (BOEPD)	-	-	-	-	2
	Gas (MCFD)	50,812	50,762	46,251	47,073	45,947
	Total (BOEPD)	**8,522**	**8,513**	**7,809**	**7,958**	**7,738**
Mid-Continent	Oil (BOPD)	4,058	3,584	3,583	4,309	3,243
	NGL (BOEPD)	7,986	7,692	6,134	7,981	7,095
	Gas (MCFD)	52,158	53,908	51,302	52,702	51,884
	Total (BOEPD)	**20,737**	**20,261**	**18,267**	**21,074**	**18,985**
Alaska	Oil (BOPD)	7,019	5,657	4,744	4,984	4,190
	NGL (BOEPD)	-	-	-	-	-
	Gas (MCFD)	-	-	-	-	-
	Total (BOEPD)	**7,019**	**5,657**	**4,744**	**4,984**	**4,190**
Barnett	Oil (BOPD)	66	99	147	369	782
	NGL (BOEPD)	880	989	884	996	1,464
	Gas (MCFD)	8,287	8,831	7,399	8,278	12,366
	Total (BOEPD)	**2,327**	**2,560**	**2,264**	**2,745**	**4,307**
Other US	Oil (BOPD)	92	202	100	89	89
	NGL (BOEPD)	590	535	544	504	502
	Gas (MCFD)	4,418	4,181	4,102	4,202	4,214
	Total (BOEPD)	**1,418**	**1,434**	**1,328**	**1,293**	**1,293**
Total U.S.	Oil (MBOPD)	28,881	30,750	33,927	35,872	42,245
	NGL (BOEPD)	20,526	19,992	18,645	21,840	23,212
	Gas (MCFD)	327,915	333,169	325,170	337,355	350,686
	Total (BOEPD)	**104,060**	**106,271**	**106,767**	**113,938**	**123,905**
S. Africa	Oil (BOPD)	445	280	526	616	527
	NGL (BOEPD)	-	-	-	-	-
	Gas (MCFD)	31,069	28,143	23,537	24,193	19,468
	Total (BOEPD)	**5,623**	**4,971**	**4,449**	**4,648**	**3,772**
Total	Oil (BOPD)	29,326	31,030	34,453	36,488	42,772
	NGL (BOEPD)	20,526	19,992	18,645	21,840	23,212
	Gas (MCFD)	358,984	361,312	348,707	361,548	370,154
	Total (BOEPD)	**109,683**	**111,241**	**111,216**	**118,586**	**127,676**

Production (MBOEPD)1
1) All periods presented have been restated to exclude discontinued operations

PIONEER
NATURAL RESOURCES

$1.08
$3.27
$0.82
$7.71
$0.73
$2.61
$0.80
$6.93[2]
$0.78
$3.32
$0.99
$7.83
$0.99
$3.32
$1.06
$7.70
$0.75
$3.28
$1.14
$8.16

Production Costs (per BOE)1
Production &
Ad Valorem Taxes
VPP-Adjusted3
Workovers
LOE
Third Party
Transportation
Q3 ’10
Production Cost
Q1 ’11
Q4 ’10
$12.43
 Q3 ’11 vs. Q2 ’11 Comparison
 ▪ Higher LOE primarily due to
 increased labor rates and
 maintenance costs
 ▪ Higher natural gas processing costs
 due primarily to unplanned
 downtime and takeaway limitations
 at Midkiff / Benedum plants in the
 Spraberry field
Natural Gas
Processing
Q2 ’11
$12.48
1) All periods presented have been restated to exclude discontinued operations
2) Q4 LOE benefited from a non-recurring $10 MM Alaska processing fee recovery (~$1.00/BOE benefit in LOE)
3) See supplemental information slides
$10.33
$0.39
Q3 ’11
($0.13)
$12.88
$0.39
$13.08
$13.27
($0.25)
$0.14
$10.94
$13.31
$12.82
$13.47

VPP - Adjusted Production Costs1
Pioneer presents VPP-Adjusted Production Costs (per BOE) to assist investors in considering the Company’s costs in relation to the total BOEs
(reported sales volumes plus VPP delivered volumes) in connection with which those costs were incurred. VPP-Production Costs (per BOE) are calculated as follows:
     Q3 ’10 Q4 ’10 Q1 ’11 Q2 ’11 Q3 ’11
Production costs as reported (thousands) $ 133,757 $ 112,014 $ 133,228 $ 138,319 $ 158,151

Production (MBOE):
 As reported  10,091 10,225 10,009 10,791 11,746
 VPP deliveries 627 622 338 341 345
  VPP-adjusted production 10,718 10,847 10,347 11,132 12,091

Production costs per BOE:
 As reported  $ 13.27 $ 10.94 $ 13.31 $ 12.82 $ 13.47
 VPP-adjusted $ 12.48 $ 10.33 $ 12.88 $ 12.43 $ 13.08
1) All periods presented have been restated to exclude discontinued operations

PIONEER
NATURAL RESOURCES

$4.06
$4.12
$12.77
$3.11
$4.06
$9.34
$3.42
$4.39
$15.70
PXD VPP-Adjusted
ISI Gas-Focused
ISI Oil-Focused

Source: ISI Group
9 Months 2011 Cash Costs ($ / BOE)1
1) Includes production costs, production taxes, G&A (excluding capitalized G&A for full-cost companies), and interest expense
2) ISI group gas-focused companies include APC, CHK, CRK, CRZO, DVN, ECA, EOG, EQT, FST, KOG, KWK, NFX, QEP, ROSE, RRC, SD , SWN & UPL
3) ISI group oil-focused companies include APA, BRY, CXO, DNR, MUR, NBL, PXD, PXP, REXX, SFY, VQ, WLL & XEC
$16.51
G&A
Interest
$20.95
Prod Costs
$23.51
2
3
PXD Cash Costs vs. Peers For First 9 Months of 2011

[redacted]

PIONEER
NATURAL RESOURCES

[redacted]

[redacted]

[redacted]

[redacted]

1) When NYMEX price is above Call price, PSE receives Call price. When NYMEX price is between Put price and Call price, PSE receives NYMEX price. When NYMEX price is between the
Put price and the Short Put price, PSE receives Put price. When NYMEX price is below the Short Put price, PSE receives NYMEX price plus the difference between the Short Put price and
Put price
2) Represents the weighted average index price of each NGL component price per Bbl
3) Approximate NYMEX price based on differentials to index prices at the date the derivative was entered into
Oil	2012	2013	2014
Swaps (BPD)	3,000	3,000	-
NYMEX Price ($/BBL)	$79.32	$81.02	-
Collars (BPD)	-	-	-
NYMEX Call Price ($/BBL)	-	-	-
NYMEX Put Price ($/BBL)	-	-	-
Three-Way Collars (BPD)1	1,000	1,000	4,000
NYMEX Call Price ($/BBL)	$103.50	$111.50	$124.75
NYMEX Put Price ($/BBL)	$80.00	$83.00	$90.00
NYMEX Short Put Price ($/BBL)	$65.00	$68.00	$72.50
% Oil Production	~80%	~75%	~70%
Natural Gas Liquids
Swaps (BPD)	750	-	-
Blended Index Price ($/BBL)2	$35.03	-	-
% NGLs Production	~45%	-	-
Gas
Swaps (MMBTUPD)	5,000	2,500	-
NYMEX Price ($/MMBTU)3	$6.43	$6.89	-
% Gas Production	~80%	~30%	-

% Total Production	~70%	~60%	~45%

Gas Basis Swaps	2012	2013	2014
Spraberry (MMBTUPD)	2,500	2,500	-
Price Differential ($/MMBTU)	(0.30)	(0.31)	-
PSE Derivative Position as of 1/4/2012

PIONEER NATURAL RESOURCES

Unhedged realization
Hedged realization
Realized Price ($/BBL)
$160.00
$150.00
$140.00
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
Potential Gain
$50.00
$60.00
$70.00
$80.00
$90.00
$100.00
$110.00
$120.00
$130.00
$140.00
$150.00
$160.00
NYMEX Oil ($/BBL)

Three-Way Collars ($75 by $90 by $135 example)
Potential
Opportunity Loss
Realize NYMEX price
plus $15/BBL
(difference between long put
and short put)
Realize $90/BBL
Realize NYMEX price
Realize $135/BBL
Short put at $75/BBL
Long put at $90/BBL
Short call at $135/BBL
Realized Price
NYMEX Price
Three way collars protect downside while providing better
upside exposure than traditional collars or swaps

VPP Expirations
VPP Oil
Obligation
4
MBOEPD
By the end of 2012, the entire VPP commitment will expire and provide
a 4 MBOEPD increase in production with no capital requirement
(MMBBLS) Q1  Q2  Q3   Q4 Total
2012 0.3 0.3 0.3 0.3 1.2
Schedule of Oil VPP Volumes

[redacted]

PIONEER
NATURAL RESOURCES

Commodity Prices (Oil - $/BBl, Gas - $/MMBtu)
$160
$140
$120
$100
$80
$60
$40
$20
$-
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
35
30
25
20
15
10
5
-
Oil/Gas Ratio

Oil/Gas Ratio Trending Up Since 2006

Oil Price
Gas Price
Oil/Gas Ratio
Oil/Gas ratio has increased from
5:1 in 2006 to >25:1 recently

Certain Reserve Information
Cautionary Note to U.S. Investors --The U.S. Securities and Exchange Commission (the
"SEC") prohibits oil and gas companies, in their filings with the SEC, from disclosing estimates of oil or gas resources other than “reserves,” as that term is defined by the
SEC. In this presentation, Pioneer includes estimates of quantities of oil and gas using certain terms, such as “resource,” “resource potential,” “EUR”, “oil in place” or other descriptions of volumes of reserves, which terms include quantities of oil and gas that may not meet the SEC’s definitions of proved, probable and possible reserves, and which the SEC's guidelines strictly prohibit Pioneer from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being recovered by Pioneer. U.S.
investors are urged to consider closely the disclosures in the Company’s periodic filings with the SEC. Such filings are available from the Company at 5205 N. O'Connor Blvd.,
Suite 200, Irving, Texas 75039, Attention Investor Relations, and the Company’s website at www.pxd.com. These filings also can be obtained from the SEC by calling 1-800-SEC-
0330.